Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Commitments and Contingencies	Commitments and Contingencies
As of December 31, 2020, the Company has eight operating and six direct financing lease agreements related to certain acquisitions under leasehold interests arrangements. The eight operating leases have durations, including assumed renewals, ranging from 11.8 to 86.7 years as of December 31, 2020. On January 1, 2019, the Company adopted ASU 2016- 02 and recorded ROU assets and lease liabilities related to these ground operating leases (see Note 2 — Summary of Significant Accounting Policies for additional information). The Company did not enter into any additional ground leases during the year ended December 31, 2020.
As of December 31, 2020, the Company’s balance sheet includes ROU assets and operating lease liabilities of $13.9 million and $9.2 million, respectively, which are included in operating lease right-of-use assets and operating lease liabilities, respectively, on the Company’s consolidated balance sheet. In determining operating ROU assets and lease liabilities for the Company’s existing operating leases upon the adoption of the new lease guidance as well as for new operating leases in the current period, the Company was required to estimate an appropriate incremental borrowing rate on a fully-collateralized basis for the terms of the leases. Since the terms of the Company’s ground leases are significantly longer than the terms of borrowings available to the Company on a fully-collateralized basis, the Company’s estimate of this rate required significant judgment.
The Company’s ground operating leases have a weighted-average remaining lease term, including assumed renewals, of 41.3 years and a weighted-average discount rate of 7.35% as of December 31, 2020. For the years ended December 31, 2020 and 2019, the Company paid cash of $0.8 million and $0.8 million for amounts included in the measurement of lease liabilities and recorded total rental expense from operating leases of $0.9 million, $1.0 million and $0.9 million, on a straight-line basis in accordance with the standard, during the years ended December 31, 2020, 2019 and 2018, respectively. The lease expense is recorded in property operating expenses in the consolidated statements of operations and comprehensive loss.

	Future Base Rent Payments
(In thousands)	Operating Leases	Direct Financing Leases (1)
2021	$663	$84
2022	682	86
2023	684	88
2024	686	90
2025	691	93
Thereafter	28,690	7,407
Total minimum lease payments	32,096	7,848
Less: amounts representing interest	(22,941)	(3,011)
Total present value of minimum lease payments	$9,155	$4,837
_______
(1) The Direct Finance Lease liability is included in Accounts Payable and accrued expenses on the balance sheet as of December 31, 2020. The Direct Financing lease asset is included as part of building and improvements as the land component was not required to be bifurcated under ASU 840.
Litigation and Regulatory Matters
In the ordinary course of business, the Company may become subject to litigation, claims and regulatory matters. There are no material legal or regulatory proceedings pending or known to be contemplated against the Company or its properties.
Environmental Matters
In connection with the ownership and operation of real estate, the Company may potentially be liable for costs and damages related to environmental matters. As of December 31, 2020, the Company had not been notified by any governmental authority of any non-compliance, liability or other claim, and is not aware of any other environmental condition that it believes will have a material adverse effect on the results of operations.